 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2024

DICK'S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 14, 2024, the Company issued a press release announcing its results for the fourth fiscal quarter ended February 3, 2024 and certain other information that is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 7.01.     REGULATION FD DISCLOSURE

The Company is furnishing the following information:

Beginning in fiscal 2024, the Company is revising its method for determining comparable store sales calculations. Comparable store sales measure the growth in sales for the same store location for a particular period from the corresponding period in the prior year and includes both brick and mortar and eCommerce sales.

Prior to fiscal 2024, revenue from the Company’s GameChanger business was excluded from comparable store sales calculations. Beginning in fiscal 2024, GameChanger revenue will be included in its calculations as the Company views the revenue generated from this business similarly to sales from its existing brick and mortar store locations and eCommerce websites. Beginning in fiscal 2024, the Company will refer to this metric as "comparable sales."

The table being furnished and included herewith as Exhibit 99.2 presents quarterly and full year comparable sales results for fiscal 2023 calculated in the same manner as comparable sales will be calculated beginning in fiscal 2024. The table will be made available on the investor relations section of the Company's website at investors.dicks.com and such figures will be reflected as the Company's historical comparable sales results in the future.

ITEM 8.01.     OTHER EVENTS

On March 13, 2024, the Board of Directors of Dick's Sporting Goods, Inc. authorized and declared a quarterly dividend in the amount of $1.10 per share on the Company's Common Stock and Class B Common Stock. The dividend is payable in cash on April 12, 2024 to stockholders of record at the close of business on March 29, 2024.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibits are being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2 to this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated March 14, 2024 by Dick's Sporting Goods, Inc. furnished herewith
99.2	Comparable sales revisions
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: March 14, 2024	By:	/s/ NAVDEEP GUPTA
	Name:	Navdeep Gupta
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 14, 2024 by Dick's Sporting Goods, Inc. furnished herewith
99.2	Comparable sales revisions
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)